UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04889

H&Q Healthcare Investors
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2009 to September 30, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

H&Q HEALTHCARE INVESTORS

Annual Report

  2  0  1  0

To our Shareholders:

On September 30, 2010, the net asset value (NAV) per share of the Fund was $14.47. During the twelve month period ended September 30, 2010, total return at NAV of the Fund was 6.20%, with distributions reinvested. During the most recent six month period ended September 30, 2010, total return at NAV of the Fund was -4.47%, with distributions reinvested. The total investment return at market with distributions reinvested was 10.04% during the twelve month period ended September 30, 2010 and -2.76% during the six month period ended September 30, 2010. As such, market performance of the Fund exceeded that for the NBI benchmark noticeably. The Fund NAV fractionally underperformed the NBI benchmark for the full fiscal year while the NAV slightly outperformed the NBI during the most recent six month period. The Fund's market return exceeded the NBI benchmark for both periods. Both the Funds' NAV and the NBI underperformed the broad S&P 500 in both periods. Comparisons to the relevant indices are listed below.

Investment Returns	Six Months Ended 9/30/10	Fiscal Year Ended 9/30/10
Investment Return at Market	-2.76%	10.04%
Net Asset Value	-4.47%	6.20%
NASDAQ Biotech Index (NBI)	-4.65%	6.61%
S&P 500 Index	-1.42%	10.12%

Portfolio Highlights

There were at least four major healthcare related themes that emerged over the last twelve months: 1) healthcare reform, 2) impact of the economic situation on healthcare, 3) FDA actions particularly with respect to drug approvals, and 4) merger and acquisition activity.

Few healthcare related events in the last ten years have played out more publicly than the recent debate surrounding healthcare reform. At its heart, this discussion involved whether and how to provide health insurance coverage for uncovered individuals. The issue divided those that believe that the United States government has a moral obligation to provide healthcare insurance to all versus those who don't feel such an obligation either for cost or philosophical reasons. In the end, the legislation was passed without popular majority approval and is now law. This legislation appears to have been a significant factor in the most recent national elections. There are myriad views, intense on all sides, about its impact and whether it will remain law in its current form or at all. In considering the potential impact on individual healthcare sectors we agree with the consensus that the volume of healthcare related products and services will increase but that there will be pressure on prices and profit margins. In the longer term, we would expect profit margins for producers of drugs and medical devices as well as at health insurance companies to be challenged. Bundling of payments for certain classes of drugs may also challenge some drug manufacturers. On the other hand, volume increases may well benefit producers of generic drugs and possibly pharmacy benefit managers. It remains to be seen what the net effect of this legislation will be on hospital stocks, though we are pessimistic about this group particularly over the near term.

Both the healthcare reform and the overall economic situation have generated a great deal of discussion. It appears that protracted high rates of unemployment and corporate uncertainty about the fiscal and regulatory environment may have caused basic shifts in both individual and corporate behavior. There have been reports that, coincident with the economic downturn, doctor visits and elective (e.g, aesthetic and certain orthopedic) procedures are down. Furthermore, at times over the last year or two, there have been reductions in corporate purchase of capital and other laboratory equipment. It remains to be seen whether these occurrences will be sustained. For the business sector, these actions may be cyclical and may soon reverse as improvements in the business cycle gather momentum. In early/mid November 2010, the majority of companies are meeting or beating Street earnings (if not always revenue) estimates. This would suggest that the business cycle may be turning up which is supported by anecdotal evidence. It remains to be seen whether uncertainty regarding corporate taxes and regulation slows the turnaround or whether the results of the recent election reduces apparent corporate hesitancy to hire and invest. With prolonged unemployment in the range of 10% (and underemployment even higher), uncertainty remains. We would expect a reversal to occur but be delayed by a couple of years until people are more confident in their employment and home valuation situation. The impact of these trends should affect several healthcare subsectors. Reduced utilization by consumers has hurt a number of medtech companies and possibly the hospital sector. On the positive side, companies appear to be projecting more confident guidance (or at least tone) in quarterly conference calls.

It appears to us that the FDA and associated expert regulatory and reimbursement panels continue to take a very conservative approach to their review of many new products. There have been key approvals for such drugs as Provenge for prostate cancer by Dendreon and generic Lovenox for deep vein thrombosis by Sandoz/Momenta. However, in our view, recent FDA decisions denying or substantively delaying differentiated drugs in diseases such as diabetes, obesity and respiratory disease demonstrate that important new therapies are being denied to people in need. This trend is not good for most companies we consider for investment; we would like to see the trend reverse or at least moderate.

Merger and acquisition activity in the healthcare sector continue unabated. Many completed or proposed transactions are being advanced on friendly terms and have or will likely benefit both patients and investors. Examples include the recently proposed mergers of Pfizer/King and Celgene/Abraxis. Others proposed transactions have been more fractious. The proposed acquisition of Genzyme by Sanofi is an example. In any event we continue to expect a high rate of M&A in the healthcare sector. The Fund seeks to invest in companies on both sides of such transactions and have owned shares in at least two of these exemplar deals.

With regard to the Portfolio, during the twelve month period ending September 30, 2010, Fund performance benefited from ownership of two generic drug companies, Akorn and Perrigo. The Fund also benefited from owning shares in Acorda, a manufacturer of a recently approved drug used to treat multiple sclerosis and Align, a manufacturer of dental aligners. Fund performance was also helped by ownership of Targegen, a venture holding which has been acquired. In contrast, Fund performance was hindered by its ownership of Xenoport and Intermune, companies developing drugs that were challenged during FDA review. In this period, performance was also limited by owning a significant position in Gilead, though over the long term, ownership of Gilead has benefited the Fund substantially.

Investment Changes

During the twelve month period ended September 30, 2010, within the public portfolio, the Fund established positions in several companies including Baxter International, Inc., Dendreon Corporation, Inc., Kinetic Concepts, Inc., McKesson Corporation, InterMune, Inc. Ironwood Pharmaceuticals, Inc., and VIVUS, Inc. During the same twelve month period, the Fund exited its position in several companies including Biogen Idec., United Therapeutics Corporation, Life Technologies Corporation, Intuitive Surgical, Inc., and Onys Pharmaceuticals, Inc.

During the same twelve month period, within the venture portfolio, the Fund established a position in Euthymics Biosciences, Inc. and the Fund made follow-on investments in CardioKinetix, Eleme Medical, TargeGen, Inc. and Xoft, Inc. The Fund exited its position in FlowCardia, Inc. and DOV Pharmaceutical, Inc.

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead
President

H&Q HEALTHCARE INVESTORS

LARGEST HOLDINGS BY ISSUER

(Excludes Short-Term Investments)

As of September 30, 2010

Issuer - Sector	% of Net Assets
Teva Pharmaceutical Industries, Ltd. Generic Pharmaceuticals	4.5%
Celgene Corporation Biotechnologies/Biopharmaceuticals	4.4%
Amgen, Inc. Biotechnologies/Biopharmaceuticals	3.8%
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	3.3%
Forest Laboratories, Inc. Pharmaceuticals	3.3%
CVS Caremark Corporation Healthcare Services	3.2%
PerkinElmer, Inc. Medical Devices and Diagnostics	3.2%
WellPoint, Inc. Healthcare Services	2.9%
Aetna Inc. Healthcare Services	2.7%
Align Technology, Inc. Medical Devices and Diagnostics	2.6%

SECTOR DIVERSIFICATION (% of Net Assets)

As of September 30, 2010

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

	CONVERTIBLE SECURITIES AND WARRANTS - 8.5% of Net Assets
SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - 7.9%	VALUE
	Biotechnology/Biopharmaceuticals - 0.2%
627,048	Euthymics Biosciences, Inc.	$614,570
306,413	MacroGenics, Inc. Series D	199,812
75,217	MacroGenics, Inc. Series D 18 Month Lock-up	0
		814,382
	Drug Discovery Technologies - 1.3%
2,380,953	Agilix Corporation Series B (c)	141,809
375,000	Ceres, Inc. Series C	2,437,500
32,193	Ceres, Inc. Series C-1	209,255
280,105	Ceres, Inc. Series D	1,820,683
40,846	Ceres, Inc. Series F	265,499
8,170	Ceres, Inc. warrants (expiration 9/05/15)	0
		4,874,746
	Healthcare Services - 1.5%
5,384,615	PHT Corporation Series D (c)	4,200,000
1,204,495	PHT Corporation Series E (c)	939,506
149,183	PHT Corporation Series F (c)	116,363
		5,255,869
	Medical Devices and Diagnostics - 4.9%
3,424,756	CardioKinetix, Inc. Series C (c)	2,359,999
N/A	CardioKinetix, Inc. warrants (expiration 12/11/19) (c) (d)	0
N/A	CardioKinetix, Inc. warrants (expiration 06/03/20) (c) (d)	0
4,852,940	Concentric Medical, Inc. Series B (c)	2,523,529
1,744,186	Concentric Medical, Inc. Series C (c)	906,977
683,000	Concentric Medical, Inc. Series D (c)	355,160
652,013	Concentric Medical, Inc. Series E (c)	339,047
1,724,230	Eleme Medical, Inc. Series C (c)	927,636
1,877,273	Interlace Medical, Inc. Series C (c)	2,065,000
3,669,024	Labcyte, Inc. Series C	1,920,000
3,109,861	Magellan Biosciences, Inc. Series A	3,109,861
142,210	Magellan Biosciences, Inc. warrants (expiration 4/01/19)	0
11,335	Magellan Biosciences, Inc. warrants (expiration 5/06/19)	0
1,547,988	OmniSonics Medical Technologies, Inc. Series A-1	1,548
1,263,099	OmniSonics Medical Technologies, Inc. Series B-1	1,263

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

(continued)

SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - continued	VALUE
	Medical Devices and Diagnostics - continued
13,823,805	Palyon Medical Corporation Series A (c)	$2,211,809
65,217	TherOx, Inc. Series H	108,181
149,469	TherOx, Inc. Series I	247,939
4,220	TherOx, Inc. warrants (expiration 1/26/11)	0
8,141	TherOx, Inc. warrants (expiration 2/06/11)	0
921,875	Xoft, Inc. Series D	682,187
176,647	Xoft, Inc. Series E	130,719
N/A	Xoft, Inc. warrants (expiration 6/12/14) (d)	0
N/A	Xoft, Inc. warrants (expiration 6/30/15) (d)	0
		17,890,855
		28,835,852
PRINCIPAL AMOUNT	Convertible Notes (Restricted) (a) - 0.6%
	Medical Devices and Diagnostics - 0.6%
$708,237	CardioKinetix, Inc., Cvt. Promissory Notes, 4.25% due 12/11/10 (c)	708,237
756,794	Eleme Medical, Inc., Subordinated Cvt Promissory Notes, 10.50% due 12/18/12 (c)	756,794
590,000	Xoft, Inc., Cvt. Promissory Notes, 10.00% due 3/31/11	590,000
74,237	Xoft, Inc., Cvt. Promissory Notes, 10.00% due 6/30/11	74,237
		2,129,268
	TOTAL CONVERTIBLE SECURITIES AND WARRANTS (Cost $47,457,606)	30,965,120
SHARES	COMMON STOCKS AND WARRANTS - 87.1% Biotechnologies/Biopharmaceuticals - 30.7%
162,817	Acorda Therapeutics, Inc. (b)	5,376,218
100,890	Alexion Pharmaceuticals, Inc. (b)	6,493,280
28,000	Allergan, Inc.	1,862,840
252,444	Amgen, Inc. (b)	13,912,189
207,326	Amylin Pharmaceuticals, Inc. (b)	4,322,747
5,910,745	Antisoma plc (b) (e)	558,849
118,000	Athersys, Inc. warrants (Restricted, expiration 6/08/12) (a) (b)	1,180
176,800	Baxter International, Inc.	8,435,128
280,866	Celgene Corporation (b)	16,180,690

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

(continued)

SHARES	Biotechnologies/ Biopharmaceuticals - continued	VALUE
105,850	Cephalon, Inc. (b)	$6,609,274
160,705	Cubist Pharmaceuticals, Inc. (b)	3,758,890
140,302	Dendreon Corporation (b)	5,777,636
547,520	Elan Corporation plc (b) (e) (f)	3,148,240
42,616	Genzyme Corporation (b)	3,016,787
340,308	Gilead Sciences, Inc. (b)	12,118,368
58,000	Human Genome Sciences, Inc. (b)	1,727,820
149,624	InterMune, Inc. (b)	2,037,879
201,780	Ironwood Pharmaceuticals, Inc. (b)	2,054,120
148,216	Martek Biosciences Corporation (b)	3,354,128
300,178	Neurocrine Biosciences, Inc. (b)	1,819,079
14,750	Orexigen Therapeutics, Inc. (b)	87,465
121,940	Vertex Pharmaceuticals, Inc. (b)	4,215,466
423,547	VIVUS, Inc. (b)	2,833,530
362,685	XenoPort, Inc. (b)	2,578,690
		112,280,493
	Drug Discovery Technologies - 0.1%
13,729	Clinical Data, Inc. (b)	231,604
70	Zyomyx, Inc. (Restricted) (a) (b)	18
		231,622
	Generic Pharmaceuticals - 10.2%
1,321,151	Akorn, Inc. (b)	5,337,450
202,223	Akorn, Inc. warrants (Restricted, expiration 3/08/11) (a) (b)	76,845
96,461	Impax Laboratories, Inc. (b)	1,909,928
360,898	Mylan, Inc. (b)	6,788,491
106,376	Perrigo Company	6,831,467
310,252	Teva Pharmaceutical Industries, Ltd. (f)	16,365,793
		37,309,974
	Healthcare Services - 18.3%
317,221	Aetna Inc.	10,027,356
222,222	Aveta, Inc (Restricted) (a) (g)	2,222,220
124,600	Charles River Laboratories International, Inc. (b)	4,130,490
376,200	CVS Caremark Corporation	11,839,014
115,581	Laboratory Corporation of America Holdings (b)	9,065,018
58,500	McKesson Corporation	3,614,130
154,314	Medco Health Solutions, Inc. (b)	8,033,587
300,452	Pharmaceutical Product Development, Inc.	7,448,205
185,959	WellPoint, Inc. (b)	10,532,717
		66,912,737

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

(continued)

SHARES	Medical Devices and Diagnostics - 21.0%	VALUE
211,479	Alere, Inc. (b)	$6,541,045
475,960	Align Technology, Inc. (b)	9,319,297
62,839	Cynosure, Inc. (b)	641,586
509,696	Hologic, Inc. (b)	8,160,233
129,029	IDEXX Laboratories, Inc. (b)	7,963,670
175,009	Illumina, Inc. (b) (h)	8,610,443
59,155	Johnson & Johnson	3,665,244
163,200	Kinetic Concepts, Inc. (b)	5,969,856
109,720	Masimo Corporation	2,996,454
160,000	Masimo Laboratories, Inc. (Restricted) (a) (b)	96,961
830,292	Medwave, Inc. (b) (c)	1,661
207,573	Medwave, Inc. warrants (Restricted, expiration 8/21/11) (a) (b) (c)	0
115,798	Myriad Genetics, Inc. (b)	1,900,245
93,008	OmniSonics Medical Technologies, Inc. (Restricted) (a) (b)	93
50,500	Palomar Medical Technologies, Inc. (b)	521,665
507,291	PerkinElmer, Inc.	11,738,714
208	Songbird Hearing, Inc. (Restricted) (a) (b)	139
173,226	Stryker Corporation	8,669,961
		76,797,267
	Pharmaceuticals - 6.8%
390,301	Forest Laboratories, Inc. (b)	12,072,010
210,782	Pfizer, Inc.	3,619,127
64,908	Shire plc (f)	4,367,010
206,323	Warner Chilcott plc	4,629,888
		24,688,035
	TOTAL COMMON STOCKS AND WARRANTS (Cost $312,152,560)	318,220,128

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

(continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 4.8%	VALUE
$7,000,000	General Electric Capital Corp. Commercial Paper, 0.12% due 10/12/10	$6,999,743
10,343,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $10,343,003 (collateralized by U.S. Treasury Bill 2.5%, 04/30/15, market value $10,551,749); 0.01% due 10/01/10	10,343,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $17,342,743)	17,342,743
	TOTAL INVESTMENTS BEFORE MILESTONE INTEREST AND OUTSTANDING OPTIONS WRITTEN - 100.4% (Cost $376,952,909)	366,527,991
INTEREST	MILESTONE INTEREST - 1.7%
	Biotechnologies/Biopharmaceuticals - 1.7%
1	Targegen Milestone Interest (restricted) (a)(b)	6,225,114
	TOTAL MILESTONE INTEREST	6,225,114
NUMBER OF CONTRACTS (100 SHARES EACH)	CALL OPTION CONTRACTS WRITTEN - 0.0%
188	Illumina, Inc., strike @ 50, expries Oct - 2010	(15,040)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $27,842)	(15,040)
	TOTAL INVESTMENTS NET OF OUTSTANDING OPTIONS WRITTEN - 102.1% (Cost $376,925,067)	372,738,065
	OTHER LIABILITIES IN EXCESS OF ASSETS - (2.1)%	(7,556,937)
	NET ASSETS - 100%	$365,181,128

(a)  Security fair valued.

(b)  Non-income producing.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $18,553,527).

(d)  Number of warrants to be determined at a future date.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

(continued)

(e)  Foreign security.

(f)  American Depositary Receipt.

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in tranactions exempt from registration, normally to qualified institutional buyers.

(h)  A portion of security is pledged as collateral for call options written.

Other Information

Financial Accounting Standards Board Accounting Standards Codification No. 820, Fair Value Measurements and Disclosures, establishes a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 to value the Fund's net assets:

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Securities and Warrants
Biotechnologies/Biopharmaceuticals	—	—	$814,382	$814,382
Drug Discovery Technologies	—	—	4,874,746	4,874,746
Healthcare Services	—	—	5,255,869	5,255,869
Medical Devices and Diagnostics	—	—	20,020,123	20,020,123
Common Stocks and Warrants
Biotechnologies/Biopharmaceuticals	$112,279,313	—	1,180	112,280,493
Drug Discovery Technologies	231,605	—	17	231,622
Generic Pharmaceuticals	37,233,129	—	76,845	37,309,974
Healthcare Services	64,690,517	—	2,222,220	66,912,737
Medical Devices and Diagnostics	76,700,074	—	97,193	76,797,267
Pharmaceuticals	24,688,035	—	—	24,688,035
Milestone Interest
Biotechnologies/Biopharmaceuticals	—	—	6,225,114	6,225,114
Short-Term Investments	—	$17,342,743	—	17,342,743
Other Assets	—	—	1,266,445	1,266,445
Total	$315,822,673	$17,342,743	$40,854,134	$374,019,550
Liabilities at Value
Option Contracts Written	($15,040)	—	—	($15,040)

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

(continued)

Other Information, continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. Realized and unrealized gain (loss) disclosed in the reconciliation are included in Net Realized and Unrealized Gain (Loss) on the Statement of Operations.

Level 3 Assets	Balance as of September 30, 2009	Accrued discounts/ premiums	Realized gain/(loss) and change in unrealized appreciation (depreciation)	Net purchases/ sales	Net transfers in (out of) Level 3	Balance as of September 30, 2010
Convertible Securities and Warrants
Biotechnologies/ Biopharmaceuticals	$2,690,796	—	$5,405,495	($7,281,909)	—	$814,382
Drug Discovery Technologies	4,874,746	—	—	—	—	4,874,746
Healthcare Services	5,255,869	—	—	—	—	5,255,869
Medical Devices and Diagnostics	27,394,646	—	(4,986,904)	(2,387,619)	—	20,020,123
Common Stocks and Warrants
Biotechnologies/ Biopharmaceuticals	277,541	—	259,982	(536,343)	—	1,180
Drug Delivery	267,009	—	129,198	(396,207)	—	—
Drug Discovery Technologies	38,163	—	(38,146)	—	—	17
Generic Pharmaceuticals	30,333	—	46,512	—	—	76,845
Healthcare Services	2,222,220	—	—	—	—	2,222,220
Medical Devices and Diagnostics	69,480	—	27,713	—	—	97,193
Milestone Interests
Biotechnologies/ Biopharmaceuticals	—		361,768	5,863,346	—	6,225,114
Other Assets	922,146		640,256	(295,957)	—	1,266,445
Total	$44,042,949	—	$1,845,874	($5,034,689)	—	$40,854,134
Level 3 Liabilities
Option Contracts Written	$—	$—	$213,777	($213,777)	$—	$—
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2010						($4,933,995)

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2010-06, Improving Disclosures about Fair Valuation Measurements (ASU 2010-06). ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 effective for interim and annual reporting periods beginning after December 15, 2009. For the period ending September 30, 2010, there were no transfers between Levels 1 and 2. ASU 2010-06 will also require additional details regarding Level 3 transaction activity effective for interim and annual periods beginning after December 15, 2010. Management is currently evaluating the impact it will have on its financial statements.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2010

ASSETS:
Investments in unaffiliated issuers, at value (cost $348,309,279)	$347,974,464
Investments in affiliated issuers, at value (cost $28,643,630)	18,553,527
Milestone Interest, at value	6,225,114
Cash	900
Dividends and interest receivable	165,016
Receivable for investments sold	1,276,046
Prepaid expenses	848
Other assets (See Note 4)	1,266,445
Total assets	375,462,360
LIABILITIES:
Payable for investments purchased	9,588,798
Accrued advisory fee	320,130
Accrued shareholder reporting fees	41,065
Accrued trustee fees	4,119
Options written, at value (premium received $27,842)	15,040
Accrued other	312,080
Total liabilities	10,281,232
NET ASSETS	$365,181,128
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 25,233,602 shares issued and outstanding	$373,414,125
Accumulated net realized gain on investments, milestone interest and options	1,817,351
Net unrealized loss on investments, milestone interest and options	(10,050,348)
Total net assets (equivalent to $14.47 per share based on 25,233,602 shares outstanding)	$365,181,128

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2010

INVESTMENT INCOME:
Dividend income (net of foreign tax of $38,309)	$3,481,856
Interest income from unaffiliated issuers	23,078
Interest income from affiliated issuers	65,956
Total investment income	3,570,890
EXPENSES:
Advisory fees	4,073,476
Legal fees	270,147
Administration and auditing fees	197,850
Trustees' fees and expenses	187,607
Shareholder reporting	114,353
Custodian fees	100,211
Transfer agent fees	37,666
Other (see Note 2)	220,572
Total expenses	5,201,882
Net investment loss	(1,630,992)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments in unaffiliated issuers	17,095,402
Closed or expired option contracts written	511,738
Net realized gain	17,607,140
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7,847,666
Investments in affiliated issuers	(4,562,517)
Milestone interest	361,768
Option contracts written	12,802
Change in unrealized appreciation (depreciation)	3,659,719
Net realized and unrealized gain (loss)	21,266,859
Net increase in net assets resulting from operations	$19,635,867

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2010	Year ended September 30, 2009
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($1,630,992)	($4,255,811)
Net realized gain	17,607,140	186,925
Change in net unrealized appreciation (depreciation)	3,659,719	(32,375,879)
Net increase (decrease) in net assets resulting from operations	19,635,867	(36,444,765)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(9,238,907)	(3,059,014)
Return of capital (tax basis)	—	(17,889,262)
Total distributions	(9,238,907)	(20,948,276)
CAPITAL SHARE TRANSACTIONS:
Fund shares repurchased (463,390 and 0 shares, respectively)	(5,618,868)	—
Reinvestment of distributions (344,325 and 1,042,480 shares, respectively)	4,119,119	10,691,777
Total capital share transactions	(1,499,749)	10,691,777
Net increase (decrease) in net assets	8,897,211	(46,701,264)
NET ASSETS:
Beginning of year	356,283,917	402,985,181
End of year	$365,181,128	$356,283,917

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF CASH FLOWS

YEAR ENDED SEPTEMBER 30, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($165,669,005)
Purchases to close option contracts written	(97,641)
Net maturities of short-term investments	9,647,071
Sales of portfolio securities	168,052,840
Proceeds from option contracts written	781,560
Interest income received	22,104
Dividend income received	3,401,766
Other operating receipts (expenses paid)	(5,399,812)
Net cash provided from operating activities	10,738,883
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(5,119,788)
Fund shares repurchased	(5,618,868)
Net cash used for financing activities	(10,738,656)
NET INCREASE IN CASH	227
CASH AT BEGINNING OF YEAR	673
CASH AT END OF YEAR	$900
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$19,635,867
Purchases of portfolio securities	(165,669,005)
Purchases to close option contracts written	(97,641)
Net maturities of short-term investments	9,647,071
Sales of portfolio securities	168,052,840
Proceeds from option contracts written	781,560
Accretion of discount	(8,681)
Net realized gain on investments and options	(17,607,140)
Decrease in net unrealized appreciation (depreciation) on investments and options	(3,659,719)
Increase in dividends and interest receivable	(138,339)
Increase in accrued expenses	71,104
Increase in prepaid expenses and other assets	(269,034)
Net cash provided from operating activities	$10,738,883

Noncash financing activities not included herein consist of reinvested distributions to shareholders of $4,119,119.

Noncash operating activity not included herein consists of corporate actions of $2,371,395.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

	Years ended September 30,
	2010		2009	2008	2007	2006
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, Beginning of year	$14.05		$16.58	$19.14	$17.31	$19.65
Net investment loss (1)	(0.07	)(3)	(0.17)	(0.18)	(0.18)	(0.13	)(2)
Net realized and unrealized gain (loss)	0.81		(1.51)	(0.95)	3.45	(0.60)
Total increase (decrease) from investment operations	0.74		(1.68)	(1.13)	3.27	(0.73)
Distributions to shareholders from:
Net realized capital gain	(0.37)		(0.12)	(1.43)	(1.44)	(1.61)
Return of capital (tax basis)	—		(0.73)	—	—	—
Total distributions	(0.37)		(0.85)	(1.43)	(1.44)	(1.61)
Increase resulting from shares repurchased (1)	0.05		—	—	—	—
Net asset value per share, End of year	$14.47		$14.05	$16.58	$19.14	$17.31
Per share market value, End of year	$12.08		$11.32	$13.70	$17.30	$16.74
Total investment return at market value	10.04%		(10.33%)	(12.96%)	12.34%	(1.58%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in millions)	$365		$356	$403	$444	$385
Ratio of expenses to average net assets	1.44%		1.52%	1.51%	1.52%	1.54%
Ratio of net investment loss to average net assets	(0.45	%)(3)	(1.30%)	(0.99%)	(1.00%)	(0.73	%)(2)
Portfolio turnover rate	48.68%		66.34%	65.38%	115.77%	63.78%

(1) Computed using average shares outstanding.

(2) Includes a special dividend from an issuer in the amount of $0.08 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.14%).

(3) Includes a special dividend from an issuer in the amount of $0.05 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (0.83%).

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

(1)  Organization and Significant Accounting Policies

H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in companies in the healthcare industry. This is a broad mandate and includes all companies Hambrecht & Quist Capital Management LLC (the Adviser) determines to be healthcare related. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America. Events or transactions occurring after September 30, 2010 through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment Valuation

Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Publicly traded investments for which market quotations are not readily available or whose quoted price may otherwise not reflect fair value, the fair value of convertible preferred, warrants or convertible note interests in private companies, milestone interests and other restricted securities are valued in good faith by the Adviser pursuant to valuation policies and procedures approved by the Trustees. Such values are subject to regular oversight and ratification by the Trustees. Because of the uncertainty of fair valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Each such fair value determination is based on a consideration of relevant factors. Factors the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the issuer, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of a security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Publicly traded warrants are valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

(continued)

option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option are valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option. The Fund may use option contracts to gain or hedge exposure to financial market risk.

Transactions in call options written for the year ended September 30, 2010 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2009	—	—
Options written	5,050	$781,560
Options terminated in closing purchase transactions	(1,815)	(207,130)
Options exercised	(1,544)	(144,339)
Options expired	(1,503)	(402,249)
Options outstanding, September 30, 2010	188	$27,842

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

(continued)

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Liabilities, Options written, at value	$15,040	Net realized gain on investments in unaffiliated issuers	$(240,462)

			Net realized gain on closed or expired option contracts written	$511,738

			Change in unrealized appreciation (depreciation) on investments in unaffiliated issuers	—

			Change in unrealized appreciation (depreciation) on option contracts written	$12,802

Milestone Interest

The Fund holds a derivative instrument which reflects the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk with the relative uncertainty of both the timing and achievement of individual milestones. The milestone interest was received as part of the proceeds from the sale of TargeGen, Inc.

The following is a summary of the impact of the one milestone interest on the financial statements as of and for the year ended September 30, 2010:

Statement of Assets and Liabilities, Milestone interest, at value	$6,225,114
Statement of Assets and Liabilities, Net unrealized gain on investments, milestone interest and options	$361,768
Statement of Operations, Net realized gain on Milestone Interest	$0
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interest	$361,768

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due in connection with investments in three private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2010 totaled 166,332,639 and 167,159,874, respectively.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

(continued)

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund has implemented a fixed distribution policy (the Policy) that permits the Fund to make quarterly distributions at a rate set by the Board of Trustees. Under the Policy the Fund made quarterly distributions at a rate of 1.25% of the Fund's net assets to shareholders of record during fiscal year 2010. Effective November 1, 2010, the Board of Trustees increased the distribution rate to 2% of net assets each quarter. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. Under the Policy realized capital gains in excess of the total distributed would be included in the December distribution. The Board of Trustees suspended the Policy on August 4, 2009 and reinstated the Policy on April 5, 2010. Prior to August 4, 2009, the Fund made quarterly distributions at an annualized rate of 2% of the Fund's net assets. The Policy has been established by the Board of Trustees and may be changed by them without shareholder approval. The Board regularly reviews the Policy and the distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund plus cash in lieu of any fraction of a share, unless otherwise instructed by the shareholder. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. For shareholders other than registered shareholders with book entry accounts at the Fund's transfer agent, fractional shares will generally be settled in cash. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions.

Share Repurchase Program

In September 2009, the Trustees authorized a share repurchase program to allow the Fund to repurchase up to 10% of its outstanding shares for a one year period beginning October 9, 2009. The share repurchase program was intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value. On April 5, 2010, the Trustees terminated the share repurchase program.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

(continued)

During the year ended September 30, 2010, the Fund repurchased 463,390 shares at a total cost of $5,618,868. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 18.80%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2010, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders from net investment income and realized gains, if any, on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustment and net operating losses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The tax basis components of distributable earnings and the tax cost as of September 30, 2010 were as follows:

Cost of investments for tax purposes	$387,311,196
Gross tax unrealized appreciation	$40,158,722
Gross tax unrealized depreciation	$(54,716,813)
Net tax unrealized depreciation on investments	$(14,558,091)
Undistributed long-term capital gain	$6,312,292

The Fund has designated the distributions for its taxable years ended September 30, 2010 and 2009 as follows:

Distributions paid from:	2010	2009
Ordinary income	$276,004	—
Long-term capital gain	$8,962,903	$3,059,014
Tax return of capital	—	$17,889,262

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at September 30, 2010.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

(continued)

Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36% (1.375% prior to July 1, 2009).

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2010 these payments amounted to $77,205 and are included in the Other category in the Statement of Operations together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated in an equitable fashion as approved by the Board of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the year ended September 30, 2010 were as follows:

Issuer	Value on October 1, 2009	Purchases	Sales	Income	Value on September 30, 2010
Agilix Corporation	$141,809	—	$—	—	$141,809
CardioKinetix, Inc.	2,359,999	$708,237	—	$8,006	3,068,236
Concentric Medical, Inc.	7,932,139	—	—	—	4,124,713
Elemé Medical, Inc.	910,393	756,794	—	57,950	1,684,430
Interlace Medical, Inc.	2,065,000	—	—	—	2,065,000
Medwave, Inc.	16,606	—	—	—	1,661
Palyon Medical Corporation	2,950,000	—	—	—	2,211,809
PHT Corporation	5,255,869	—	—	—	5,255,869
	$21,631,815	$1,465,031	$—	$65,956	$18,553,527

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 11% of the Fund's net assets at September 30, 2010.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

(continued)

At September 30, 2010, the Fund had a commitment of approximately $2,335,000 relating to an additional investment in a private company.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2010. The Fund on its own does not have the right to demand that such securities be registered.

Security (j)	Acquisition Date	Cost	Carrying Value per Unit	Value
Agilix Corporation
Series B Cvt. Pfd.	11/08/01	$2,495,500	$0.06	$141,809
Akorn, Inc.
Warrants (expiration 3/08/11)	3/07/06	0	0.38	76,845
Athersys, Inc.
Warrants (expiration 6/08/12)	6/07/07	0	0.01	1,180
Aveta, Inc.
Common	12/21/05	3,004,731	10.00	2,222,220
CardioKinetix, Inc.
Series C Cvt. Pfd.	5/22/08	2,367,320	0.69	2,359,999
Cvt. Promissory Notes	12/10/09, 6/03/10	715,178	1.00	708,237
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	177	0.00	0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	177	0.00	0
Ceres, Inc.
Series C Cvt. Pfd.	12/23/98	1,502,732	6.50	2,437,500
Series C-1 Cvt. Pfd.	3/31/01	111,508	6.50	209,255
Series D Cvt. Pfd.	3/14/01	1,668,294	6.50	1,820,683
Series F Cvt. Pfd.	9/05/07	268,136	6.50	265,499
Warrants (expiration 9/05/15)	9/05/07	0	0.00	0
Concentric Medical, Inc.
Series B Cvt. Pfd.	5/07/02, 1/24/03	3,330,988	0.52	2,523,529
Series C Cvt. Pfd.	12/19/03	1,500,818	0.52	906,977
Series D Cvt. Pfd.	9/30/05	958,007	0.52	355,160
Series E Cvt. Pfd.	12/18/08	655,011	0.52	339,047
Elemé Medical, Inc.
Series C Cvt. Pfd.	7/15/08	3,253,120	0.54	927,636
Subordinated Cvt. Promissory Notes	12/18/09, 6/04/10	768,250	1.00	756,794
Euthymics Biosciences, Inc.
Cvt. Pfd.	7/14/10, 9/17/10	622,239	0.98	614,570
Interlace Medical, Inc.
Series C Cvt. Pfd.	6/10/09	2,072,857	1.10	2,065,000
Labcyte Inc.
Series C Cvt. Pfd.	7/18/05	1,924,893	0.52	1,920,000
MacroGenics, Inc.
Series D Cvt. Pfd.	9/04/08	1,002,546	0.65	199,812
Series D Cvt. Pfd. 18 Month Lock-up	9/04/08	315,748	0.00	0
Magellan Biosciences, Inc.
Series A Cvt. Pfd.	11/28/06 - 5/12/09	3,117,537	1.00	3,109,861
Warrants (expiration 4/01/19)	4/03/09	0	0.00	0
Warrants (expiration 5/06/19)	5/12/09	0	0.00	0

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

(continued)

Security (j)	Acquisition Date	Cost	Carrying Value per Unit	Value
Masimo Laboratories, Inc.
Common	3/31/98	$0	$0.61	$96,961
Medwave, Inc.
Warrants (expiration 8/21/11)	8/21/06	0	0.00	0
OmniSonics Medical Technologies, Inc.
Series A-1 Cvt. Pfd.	10/01/03	1,801,555	0.001	1,548
Series B-1 Cvt. Pfd.	6/04/07, 11/15/07	961,365	0.001	1,263
Common	5/24/01, 7/02/07	2,409,096	0.001	93
Palyon Medical Corporation
Series A Cvt. Pfd.	4/28/09	2,967,403	0.16	2,211,809
PHT Corporation
Series D Cvt. Pfd.	7/23/01	4,205,754	0.78	4,200,000
Series E Cvt. Pfd.	9/12/03 - 10/14/04	941,669	0.78	939,506
Series F Cvt. Pfd.	7/21/08	122,580	0.78	116,363
Songbird Hearing, Inc.
Common	12/14/00	3,004,861	0.67	139
Targegen
Milestone Interest	07/20/10	5,863,346	6,225,114.00	6,225,114
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	3,002,748	1.66	108,181
Series I Cvt. Pfd.	7/08/05	579,958	1.66	247,939
Warrants (expiration 1/26/11)	1/26/05	0	0.00	0
Warrants (expiration 2/06/11)	6/09/04	0	0.00	0
Xoft, Inc.
Series D Cvt. Pfd.	3/23/07	2,958,518	1.00	682,187
Series E Cvt. Pfd.	6/20/08	592,532	0.74	130,719
Cvt. Promissory Note	6/12/09	598,183	1.00	590,000
Cvt. Promissory Note	7/1/10, 8/17/10	74,237	1.00	74,237
Warrants (expiration 6/12/14)	6/12/09	59	0.00	0
Warrants (expiration 6/30/15)	7/1/10, 8/17/10	7	0.00	0
Zyomyx, Inc.
Common	2/19/99 - 7/22/04	3,902,233	0.25	18
		$65,641,871		$39,587,690

(j) See Schedule of Investments and corresponding footnotes for more information on each issuer.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of H&Q Healthcare Investors:

We have audited the accompanying statement of assets and liabilities of the H&Q Healthcare Investors (the "Fund"), including the schedule of investments, as of September 30, 2010, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the H&Q Healthcare Investors as of September 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 24, 2010

H&Q HEALTHCARE INVESTORS

TRUSTEES

H&Q Healthcare Investors
2 Liberty Square, 9 Floor
Boston, Massachusetts 02109
(617) 772 - 8500

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:

Rakesh K. Jain, Ph.D. 12/1950	Trustee (since 2007)	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Radiation Oncology at Harvard Medical School (since 1991); Advisory Committee member of Department of Biotechnology, Government of India (since 2004).	2

Lawrence S. Lewin 4/1938	Trustee (since 1987) and Chairman (since 2000)	Self-employed Executive Consultant (since 1999); Formerly, Chief Executive Officer (from 1970-1999) of The Lewin Group (healthcare Public policy and management consulting).	2

Eric Oddleifson 4/1935	Trustee (since 1992)	Consultant, GMO Renewable Resources LLC; Senior Adviser, The Corporate Library (since 2007); Director of the Marjorie Harris Reynolds Foundation (since 1996) and The National Arts & Learning (since 1998).	2

Oleg M. Pohotsky 3/1947	Trustee (since 2000)	Advisor, Board of Advisors Kaufman & Co. LLC (since 2008); Organizer and Incorporator of EmprendMex, not for profit (since 2009); Consultant and Managing Partner, Right Bank Partners (since 2002); Senior Vice President of FAC/Equities, a division of First Albany Corporation (investment bank) (1991-2001).	2

H&Q HEALTHCARE INVESTORS

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:

William S. Reardon, CPA 6/1946	Trustee (since 2010)	Director, Idera Pharmaceuticals, Inc (since 2002); Director, Synta Pharmaceuticals, Inc. (since 2004); Retired Partner, PricewaterhouseCoopers LLP (1973-2002); Director, Oscient Pharmaceuticals, Inc. (2003-2010); Board of the Emerging Companies Section of Biotechnology Industry (1998-2000).	2

Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 1988)	Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (since 2002); Director, Amerigroup, Inc. (since 2002).	2

Lucinda H. Stebbins, CPA 11/1945	Trustee (Since 2006)	Independent Consultant, Deutsche Bank (since 2004); Director, Deutsche Asset Management (2002-2004); Director, Bald Peak Land Company, Inc. (since 2008); Senior Vice President, Scudder Investments (2002 and prior); Trustee, Massachusetts Hospital School (1997-2008).	2

Interested Trustees:

Daniel R. Omstead[3], Ph.D. 7/1953	President (Since 2001); Trustee (Since 2003)	President of the Fund and H&Q Life Sciences Investors (HQL) (Since 2001); Trustee of the Fund and HQL Since 2003); President, Chief Executive Officer and Managing Member of Hambrecht & Quist Capital Management LLC (Since 2002); Director, Magellan Biosciences, Inc. (Since 2006); Director, Eleme Medical, Inc. (since 2008); Director, Concentric Medical, Inc. (2003-2007; 2008-present).	2

1  The Address for each Trustee is c/o the Fund at the Fund's Address as set forth above.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

H&Q HEALTHCARE INVESTORS

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel R. Omstead[3], Ph.D. 7/1953	President (Since 2001); Trustee (Since 2003)	President of the Fund and HQL (Since 2001); Trustee of the Fund and HQL Since 2003); President, Chief Executive Officer and Managing Member of Hambrecht & Quist Capital Management LLC (Since 2002); Director, Magellan Biosciences, Inc. (Since 2006); Director, Eleme Medical, Inc. (since 2008); Director, Concentric Medical, Inc. (2003-2007; 2008-present).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer (since May 2009)	Chief Compliance Officer, Secretary and Treasurer, the Fund and HQL (Since May 2009); Chief Compliance Officer and Vice President of Fund Administration, Hambrecht and Quist Capital Management LLC (Since May 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is c/o the Fund at the Fund's Address as set forth above.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the fund Directors and is available without charge, upon request by calling (617) 772-8500 or writing to Hambrecht & Quist Capital Management LLC at Liberty Square, 9th Floor, Boston, MA 02109

H&Q HEALTHCARE INVESTORS

CERTIFICATIONS

The Fund's President has certified to the New York Stock Exchange (NYSE) that as of July 1, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. In addition, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and applicable Securities and Exchange Commission (SEC) rules, the Fund's President and Treasurer made quarterly certifications during the fiscal year that were filed with the SEC as exhibits to Form N-CSR and Form N-Q filings and related to the Fund's disclosure in such reports, disclosure controls and procedures and internal control over financial reporting, as required.

ANNUAL MEETING REPORT

An Annual Meeting of Shareholders was held on June 8, 2010. Shareholders voted to elect three Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Eric Oddleifson	20,854,559	1,507,346
Oleg M. Pohotsky	20,740,420	1,621,485
William S. Reardon	20,772,605	1,589,300

The nominees were elected to serve until 2013 Annual Meeting. Trustees serving until the 2011 Annual Meeting are Rakesh K. Jain, Ph.D. and Lucinda H. Stebbins, CPA. Trustees serving until the 2012 Annual Meeting are Lawarence S. Levin, Daniel R. Omstead, Ph.D. and Uwe E. Reinhardt, Ph.D.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2010 by the following votes:

For	Against	Abstain
21,214,506	966,711	180,688

H&Q HEALTHCARE INVESTORS

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies and relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109; (iii) on the Fund's website at www.hqcm.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

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H&Q HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Rakesh K. Jain, Ph.D.
Lawrence S. Lewin

Eric Oddleifson

Daniel R. Omstead, Ph.D

Oleg M. Pohotsky

Uwe E. Reinhardt, Ph.D.

Lucinda H. Stebbins, CPA

William S. Reardon, CPA

Investment Adviser

Hambrecht & Quist Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare Shareholder Services, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

001CS15668

Item 2.  CODE OF ETHICS.

(a)                                  As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 No disclosures are required by this Item.

(c)                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                  Not applicable.

(f)                                    A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Hambrecht & Quist Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA  02109, 1-800-451-2597.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                  Audit Fees.  The aggregate fees in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $92,000 for the fiscal year ended September 30, 2010 and $74,500 for the fiscal year ended September 30, 2009.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,500 for the fiscal year ended September 30, 2010 and $0 for the fiscal year ended September 30, 2009.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   All of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    N/A.

(g)                                 None.

(h)                                 None.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Eric Oddleifson, Oleg M. Pohotsky, Uwe E. Reinhardt and Lucinda H. Stebbins.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Hambrecht & Quist Capital Management LLC (the “Adviser”) for voting proxies with respect to portfolio securities held by H&Q Healthcare Investors and H&Q Life Sciences Investors (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). The Adviser considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

The Adviser shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to the Adviser’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of the Adviser, the Adviser’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

The Adviser’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether the Adviser cast its vote on the matter;

•                  how the Adviser cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether the Adviser cast its vote for or against management;

The Adviser’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

The Adviser’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and the Adviser’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, the Adviser generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. The Adviser reviews and analyzes on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. The Adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. The Adviser considers: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of the Adviser to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. The Adviser considers: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. The Adviser considers: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. The Adviser considers: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. The Adviser considers: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. The Adviser considers: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  The Adviser considers: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. The Adviser considers: (i) the Adviser’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. The Adviser considers: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. The Adviser considers: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. The Adviser considers: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: The Adviser considers: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. The Adviser considers: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. The Adviser considers: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. The Adviser considers: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Limitations

The Adviser may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. The Adviser may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, the Adviser may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and the Adviser, the Adviser may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that the Adviser has a conflict of interest in any instance, the Adviser’s CCO shall disclose the conflict to the Board and seek voting instructions.

The Adviser may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that the Adviser may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  The Adviser shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  The Adviser shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  The Adviser shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  The Adviser shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  The Adviser shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

The Adviser shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. The Adviser shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by the Adviser. All such records shall be maintained for a period of five years in an easily accessible place, the first two year in the offices of the Adviser.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)       As of November 30, 2010, Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D., and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of H&Q Life Sciences Investors (“HQL”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D., is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant and HQL.

Christopher F. Brinzey is Senior Vice President, Research of the investment adviser. Mr. Brinzey joined the investment adviser of the Registrant in 2001 and is responsible for investment research and venture investment due diligence in the following areas: specialty pharmaceuticals and life sciences information technology and services.

Frank T. Gentile, Ph.D., is Senior Vice President, Research of the investment adviser. Dr. Gentile joined the investment adviser of the Registrant in 2002. His emphasis is on the analysis of private and public companies in the fields of Functional Genomics and Proteomics, as well as Cell and Gene Therapy.

Jason C. Akus, M.D./M.B.A., is Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

(a)(2)       The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	1	$251 million	0	0	0	0
Christopher F. Brinzey	1	$251 million	0	0	0	0
Frank T. Gentile	1	$251 million	0	0	0	0
Jason C. Akus	1	$251 million	0	0	0	0

None of the funds or other accounts is subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant and HQL, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3)       As of September 30, 2010, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on four factors including investment performance of accounts managed by the team relative to an appropriate benchmark and/or peer funds, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4)       As of September 30, 2010, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED
Daniel R. Omstead	$100,001-$500,000
Christopher F. Brinzey	none
Frank T. Gentile	none
Jason C. Akus	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period (12 months)	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2009-Oct. 31, 2009)				2,535,266
Month #2 (Nov. 1, 2009 – Nov. 30, 2009)				2,535,266
Month #3 (Dec. 1, 2009 – Dec. 31, 2009)	178,295	11.72	178,295	2,356,971
Month #4 (Jan. 1, 2010 – Jan. 31, 2010)	201,999	12.20	201,999	2,154,972
Month #5 (Feb. 1, 2010 – Feb. 29, 2010)				2,154,972
Month #6 (Mar. 1, 2010 – Mar. 31, 2010)	83,096	12.71	83,096	2,071,876
Month #7 (Apr. 1, 2010 – Apr. 30, 2010)
Month #8 (May 1, 2010 – May 31, 2010)
Month #9 (June 1, 2010 – June 30, 2010)
Month #10 (Jul. 1, 2010 – Jul. 31, 2010)
Month #11 (Aug. 1, 2010 – Aug. 31, 2010)
Month #12 (Sep. 1, 2010 – Sep. 30, 2010)
Total	463,390	12.11	463,390

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)              In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)  Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(b)                      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/1/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/1/10

* Print the name and title of each signing officer under his or her signature.